ACQUISITIONS	12 Months Ended
Dec. 31, 2012
ACQUISITIONS
ACQUISITIONS

13. ACQUISITIONS

On November 2, 2012, we acquired Rockbridge, a Houston-based managing general agency. Rockbridge specializes in medical malpractice insurance in the excess and surplus markets. Coverage is offered to individual physicians and physician groups in all 50 states through a network of retail and wholesale brokers.

During the fourth quarter of 2012, we began our fair value analysis on the acquired Rockbridge assets. Total consideration utilized in our fair value analysis was $16.7 million, which includes $15.5 million of cash paid at acquisition, and $1.2 million associated with the present value of a contingent earn-out agreement. The earn-out is subject to the achievement of certain loss ratio targets and may be adjusted in future periods based on actual performance achieved. Goodwill of $12.4 million, representing the difference between the purchase consideration and the fair value of assets acquired less liabilities assumed, attributable to our casualty segment was recorded. In addition, $4.2 million of separately identifiable intangible assets resulting from the valuations of trade name and acquired software and agency-related relationships have been recognized. In accordance with GAAP, fair value accounting effects may be adjusted up to one year from the acquisition date upon finalization of the valuation process. However, we concluded our analysis in January 2013, which resulted in no adjustments from amounts recorded at December 31, 2012.

On April 28, 2011, we acquired CBIC through an acquisition of its holding company, Data and Staff Service Co., for $135.9 million in cash. CBIC is a Seattle-based insurance company specializing in surety bonds and related niche property and casualty insurance products. The company serves over 30,000 contractors and over 4,000 insurance agents and brokers nationwide. CBIC operates 12 regional branch offices and is a leading writer of contractor license bonds in the Northwest.

During the second quarter of 2011, we began our integration of CBIC operations and personnel into the normal operations of our company and our fair value analysis on CBIC’s opening balance sheet. We concluded our fair value analysis in the fourth quarter of 2011. The consolidated financial statements include CBIC’s results of operations for the twelve-month period ended December 31, 2012 and its assets and liabilities as of December 31, 2012. Comparative period information for 2011 includes results of operations for the eight-month period subsequent to acquisition and assets and liabilities as of December 31, 2011.

Goodwill of $20.4 million was recorded in addition to $14.5 million of separately identifiable intangible assets resulting from the valuations of trade name, insurance licenses, acquired software and agency-related relationships ($12.9 million net of related amortization as of December 31, 2012). The valuation of insurance policies in force, including the value of business acquired (VOBA), was $10.8 million at acquisition. VOBA is included within deferred policy acquisition costs on our consolidated balance sheet. This asset is amortized as the corresponding unearned premium (UEP) acquired ($29.5 million) is earned as revenue. As of December 31, 2012, 96 percent of the UEP acquired had been earned as revenue. As a result, a similar percentage of VOBA was amortized to expense. At December 31, 2012, $1.2 million of the UEP acquired remained, as does $0.6 million of VOBA.

CBIC contributed $54.9 million of gross premiums written in 2012. Premiums of $33.7 million impacted the casualty segment with the remaining $21.2 million attributable to the surety segment. CBIC contributed pretax earnings of $14.0 million, which included underwriting income of $10.1 million and net investment income of $3.9 million. For 2011, CBIC contributed $36.0 million of gross premiums written, an underwriting loss of $0.1 million and net investment income of $2.2 million.